LEASES - Operating lease related assets and liabilities (Details)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Jun. 30, 2022 CNY (¥)
Operating lease related assets and liabilities recorded on the balance sheets
Rights of use lease assets, net	¥ 5,038,871	$ 730,451	¥ 6,666,759
Operating lease liabilities - current	3,705,420	537,150	3,892,774
Operating lease liabilities - non-current	752,821	109,131	2,184,635
Total operating lease liabilities	¥ 4,458,241	$ 646,281	¥ 6,077,409